© Freddie Mac Second Quarter 2022 Financial Results Supplement July 28, 2022 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $5.9 $5.2 $5.6 $5.8 $5.4 $3.7 $2.9 $2.7 $3.8 $2.5 Net revenues Net income 2Q21 3Q21 4Q21 1Q22 2Q22 Net revenues and net income $ Billions ▪ Net income of $2.5 billion for the second quarter of 2022, a decrease of 33% year-over-year, primarily driven by a $0.3 billion provision for credit losses in the current period, compared to a $0.7 billion benefit for credit losses in the prior period. ▪ Net revenues for the second quarter of 2022 decreased 8% year-over-year to $5.4 billion, primarily driven by a decline in non-interest income in Multifamily.

© Freddie Mac 3 $2,962 $3,086 $3,207 $3,299 $3,343 $2,564 $2,682 $2,792 $2,884 $2,928 $398 $404 $415 $415 $415 Single-Family mortgage portfolio Multifamily mortgage portfolio 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 Mortgage Portfolio Balances Mortgage portfolio1 UPB in $ Billions 13% YoY increase 4% YoY increase 14% YoY increase ▪ Total mortgage portfolio increased 13% year-over-year to $3.3 trillion, driven by a 14% increase in the Single- Family mortgage portfolio and a 4% increase in the Multifamily portfolio.

© Freddie Mac 4 $34.1 $104.4 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of June 30, 2022 Conservatorship Matters Pursuant to the Purchase Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions Net worth, liquidation preference2, and Treasury funding commitment $ Billions $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of June 30, 2022

© Freddie Mac 5 422,000 543,000 637,000 539,000 375,000 5.9% 4.7% 3.9% 3.6% 3.6% Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 2Q21 3Q21 4Q21 1Q22 2Q22 National home prices increased by an average of 17.0% over the past year Quarterly ending interest rates 3.02% 3.01% 3.11% 4.67% 5.70% 1.44% 1.57% 1.57% 2.37% 3.05% 0.03% 0.05% 0.05% 0.16% 1.09% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR SOFR 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 169 281 United States (Seasonally Adjusted) 2017 2018 2019 2020 2021 2022 Freddie Mac House Price Index (December 2000 = 100) National home prices since 2017 Unemployment rate and job creation Key Economic Indicators SOFR interest rates are 30-day average rates.

© Freddie Mac 6 $2,564 $2,682 $2,792 $2,884 $2,928 2Q21 3Q21 4Q21 1Q22 2Q22 0.73% 0.76% 0.81% 0.73% 0.81% 0.21% 0.20% 0.20% 0.20% 0.19% 1.86% 1.46% 1.12% 0.92% 0.76% One month past due Two months past due Seriously delinquent 2Q21 3Q21 4Q21 1Q22 2Q22 $288 $299 $271 $207 $138 $98 $132 $111 $93 $86 $190 $167 $160 $114 $52 49 48 47 49 52 Home purchase Refinance 2Q21 3Q21 4Q21 1Q22 2Q22 Single-Family Financial Highlights and Key Metrics $4.7 $3.9 $4.7 $5.2 $4.9 $2.9 $2.0 $2.2 $3.4 $2.2 Net revenues Net income 2Q21 3Q21 4Q21 1Q22 2Q22 Net revenues and net income $ Billions Guarantee fees charged on new acquisitions (bps)3 14% YoY increase Mortgage portfolio UPB in $ Billions Delinquency rates New business activity UPB in $ Billions

© Freddie Mac 7 71% 72% 71% 72% 75% 2Q21 3Q21 4Q21 1Q22 2Q22 34% 44% 41% 45% 62% 23% 26% 31% 33% 28%43% 30% 28% 22% 10% Home purchase Cash-out refinance Other refinance 2Q21 3Q21 4Q21 1Q22 2Q22 754 750 748 746 744 2Q21 3Q21 4Q21 1Q22 2Q22 11% 12% 13% 15% 17% 2Q21 3Q21 4Q21 1Q22 2Q22 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics Loan purpose

© Freddie Mac 8 UPB covered by new CRT issuance $ Billions $174 $167 $242 $208 $151 2Q21 3Q21 4Q21 1Q22 2Q22 Mortgage portfolio with credit enhancement UPB in $ Billions $1,255 $1,345 $1,491 $1,594 $1,72649% 50% 53% 55% 59% UPB Percentage 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 Single-Family Credit Risk Transfer

© Freddie Mac 9 $13 $18 $25 $15 $15 2Q21 3Q21 4Q21 1Q22 2Q22 0.15% 0.07% 0.28% 0.22% 1.28% 1.12% 0.08% 0.00% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) ACLI investment bulletin (60+ day) 2Q21 3Q21 4Q21 1Q22 2Q22 Multifamily market and Freddie Mac delinquency rates $398 $404 $415 $415 $415 4,627 4,624 4,652 4,616 4,562 Mortgage portfolio Total unit count (in thousands) 2Q21 3Q21 4Q21 1Q22 2Q22 Multifamily Financial Highlights and Key Metrics Net revenues and net income $ Billions $1.2 $1.3 $0.9 $0.6 $0.5 $0.8 $0.9 $0.5 $0.4 $0.3 Net revenues Net income 2Q21 3Q21 4Q21 1Q22 2Q22 (89%) New business activity $ Billions Mortgage portfolio UPB in $ Billions 4%YoY increase The delinquency rates for FDIC insured institutions and ACLI investment bulletin are as of March 31, 2022 (latest available information). New business activity subject to the FHFA loan purchase cap of $70 billion for 2021 and $78 billion for 2022.

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 43% 36% 25% 53% 53% 34% 32% 32% 28% 27% 20% 26% 34% 16% 17% 3% 6% 9% 3% 3% ≤60% >60% to ≤80% >80% to ≤120% >120% 2Q21 3Q21 4Q21 1Q22 2Q22 1.38 1.35 1.33 1.33 1.33 68% 67% 67% 67% 63% Weighted average ODSCR Weighted average OLTV ratio 2Q21 3Q21 4Q21 1Q22 2Q22 Multifamily New Business Characteristics (89%) Weighted average original debt service coverage ratio (ODSCR) and weighted average OLTV ratio First quarter 2022 data revised to reflect results based on updated annual median income data provided by FHFA in the second quarter of 2022.

© Freddie Mac 11 $373 $380 $389 $389 $397 94% 94% 94% 94% 96% UPB Percentage 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 Mortgage portfolio with credit enhancement UPB in $ Billions $17 $18 $23 $14 $21 2Q21 3Q21 4Q21 1Q22 2Q22 Multifamily Credit Risk Transfer UPB covered by new CRT Issuance $ Billions

© Freddie Mac 12 88 73 62 49 37 27 21 16 9 7 55 45 39 23 16 5 6 6 16 13 1 1 1 1 1 Forbearance plans Payment deferral plans Loan modifications Other 2Q21 3Q21 4Q21 1Q22 2Q22 Number of families Freddie Mac helped to own or rent a home4 In Thousands Housing Market Support 1,160 1,188 1,178 835 617 708 612 598 412 205 315 415 357 279 263 137 161 223 144 149 Single-Family refinance borrowers Single-Family home purchase borrowers Multifamily rental units 2Q21 3Q21 4Q21 1Q22 2Q22 Other includes repayment plans and foreclosure alternatives. 6 Number of Single-Family loan workouts5 In Thousands 6 6 6

© Freddie Mac 13 Endnotes 1 Based on unpaid principal balances (UPB) of securitized mortgage loans, unsecuritized mortgage loans, and other, which primarily consists of other mortgage-related guarantees. 2 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury, and the $31.7 billion in increases to our Net Worth Amount pursuant to the Purchase Agreement. 3 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of legislated 10 basis point fee remitted to Treasury pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 as extended by the Infrastructure Investment and Jobs Act. 4 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 5 Consists of both home retention actions and foreclosure alternatives. 6 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 14 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-Family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, its market share, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s CRT transactions, the effects of natural disasters, other catastrophic events, including the effects of the COVID-19 pandemic, and significant climate change effects and actions taken in response thereto on its business, results of operations, and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, uncertainty about the duration, severity, and effects of the COVID-19 pandemic and actions taken in response thereto, and the impacts of legislation or regulations and new or amended accounting guidance, that could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.